UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2019

GLOWPOINT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35376	77-0312442
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 18th Street, Suite 1350S
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 640-3838

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Failure to Satisfy a Continued Listed Rule or Standard.
On January 7, 2019, Glowpoint, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that, pursuant to correspondence with the NYSE American LLC (the “NYSE”), the NYSE has granted the Company an additional time period to the date of the Company’s annual meeting in May 2019 to regain compliance with the continued listing standards as set forth in Section 1003(f)(v) of the NYSE American Company Guide (the “Company Guide”).
The Company intends to regain compliance with the listing standards set forth in the Company Guide on the revised timeline established by the NYSE by undertaking a measure or measures that are for the best interests of the Company and its shareholders. In the interim, the Company’s common stock will continue to be listed on the NYSE, subject to the Company’s compliance with other continued listing requirements, and will continue to trade under the symbol “GLOW,” with the added designation of “.BC” to indicate that the Company is not in compliance with the NYSE’s listing standards. The NYSE also publishes a list of noncompliant issuers and displays the .BC indicator on its website. The Company does not expect this to affect the Company’s business operations or its reporting obligations under the Securities and Exchange Commission regulations and rules or conflict with or cause an event of default under any of the Company’s material agreements.
Item 7.01. Regulation FD Disclosure.
A copy of the Press Release discussed under Item 3.01 above is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Glowpoint, Inc. dated January 7, 2019.

Additional Information and Where to Find It
This report does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval, nor shall there be any offer or sale of such securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The press release that is the subject of this report relates in part to a proposed business combination between Glowpoint and SharedLabs.
In connection with the proposed transaction, Glowpoint intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Glowpoint that also constitutes a prospectus of Glowpoint. Glowpoint has filed, and plans to file, other relevant documents with the SEC regarding the proposed transaction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This report is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise. Any definitive proxy statement/prospectus of Glowpoint (if and when available) will be mailed to stockholders of Glowpoint.
INVESTORS AND SECURITY HOLDERS OF GLOWPOINT AND SHAREDLABS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT HAVE AND MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Glowpoint and SharedLabs, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Glowpoint will also be available free of charge on Glowpoint’s website at www.glowpoint.com.
Participants in the Solicitation
Glowpoint, SharedLabs and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the directors and executive officers of Glowpoint is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on April 23, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. These documents can be obtained free of charge from the sources indicated above. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Glowpoint or SharedLabs using the sources indicated above.
Forward Looking and Cautionary Statements
This report contains forward-looking statements as defined under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, that address activities that Glowpoint or SharedLabs assumes, plans, expects, believes, intends, projects, estimates or anticipates (and other similar expressions) will, could, should or may occur in the future are forward-looking statements. Glowpoint’s and SharedLabs’ actual results may differ materially from their expectations, estimates and projections, and consequently you should not rely on these forward-looking statements as predictions of future events. Without limiting the generality of the foregoing, forward-looking statements contained in this report include statements regarding Glowpoint’s intention to regain compliance with the NYSE American’s listing standards, to retain its listing on the Exchange and to receive approval from the NYSE American for the initial listing of the post-merger entity, Glowpoint’s and SharedLabs’ intention to complete a merger of such companies, the satisfaction of the closing conditions to the merger, and the timing or success of the completion of the merger. The forward-looking statements in this report are based on management’s current belief, based on currently available information, as to the outcome and timing of future events, and involve significant factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. Most of these factors are outside of the control of Glowpoint or SharedLabs and are difficult to predict, and include, among other things, (1) the ability of Glowpoint, prior to the merger, and the post-merger entity, after completion of the merger, to comply with continued listing requirements in order to maintain its listing status on the NYSE; (2) the occurrence of any event, change or other circumstances that could cause the termination of the definitive merger agreement; (3) the outcome of any legal proceedings that may be instituted against Glowpoint or SharedLabs following this announcement and the pursuit of the merger contemplated by the definitive merger agreement; (4) the inability to effect the reverse stock split or complete the merger, including due to failure to obtain approval of the shareholders of Glowpoint or SharedLabs or, in the case of the merger, failure to satisfy any other conditions to closing included in the definitive merger agreement; (5) risks related to SharedLabs’ equity and debt financing conditions to closing; (6) the risk that the pursuit or execution of the business combination will disrupt current plans and operations as a result of the announcement and consummation of the business combination; (7) the ability to recognize the anticipated benefits of the merger, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the negotiation and consummation of the business combination; (9) risks related to the disruption of the transaction to the parties and their management; (10) the effect of the announcement of the definitive merger agreement on the parties’ ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; and (11) other risks and uncertainties identified in Glowpoint’s and SharedLabs’ filings with the SEC, including in Glowpoint’s Annual Report on Form 10-K for the year ending December 31, 2017 and in other filings made by Glowpoint with the SEC from time to time, including Glowpoint’s Quarterly Report on Form 10-Q for the three months ended September 30, 2018, and including in SharedLabs’ Form S-1 Registration Statement filed May 15, 2018 (File No. 333-224954) (including all amendments thereto) and in other filings made by SharedLabs with the SEC from time to time. The foregoing list of factors is not exclusive. Glowpoint and SharedLabs caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Any of these factors could cause Glowpoint’s and SharedLabs’ actual results and plans to differ materially from those in the forward-looking statements. Therefore, Glowpoint and SharedLabs can give no assurance that their future results will be as estimated. Glowpoint and SharedLabs do not intend to, and disclaim any obligation to, correct, update or revise any information contained herein to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based, other than as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOWPOINT, INC.
(registrant)

Date:	January 7, 2019	By:	/s/ Peter Holst
Name: Peter Holst
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Glowpoint, Inc. dated January 7, 2019.